HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated December 29, 2011 to the Prospectus of

The Oakmark Funds dated January 28, 2011 and the Summary Prospectus of the Oakmark Equity and Income Fund dated January 28, 2011 (the “Summary Prospectus”)

As of December 31, 2011, the following replaces the paragraph under “Portfolio Managers” on page 16 of the prospectus and page 3 of the Summary Prospectus.

Clyde S. McGregor, C.F.A. manages the Fund’s portfolio.  Mr. McGregor is a Vice President and portfolio manager of the Adviser. He joined the Adviser in 1981 and has managed the Fund since its inception.

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